Exhibit 23.1

Independent Auditors’ Consent

The Board of Directors

Optical Cable Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/  KPMG LLP

Roanoke, Virginia

May 1, 2003